EXHIBIT (q)(1)

                                POWER OF ATTORNEY

     The undersigned officers and Trustees of Eaton Vance Mutual Funds Trust, a Massachusetts business trust, hereby constitutes and appoints Alan R. Dynner, Thomas E. Faust, Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney to sign for me in my name in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Mutual Funds Trust, with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


          Signature                         Title                       Date
          ---------                         -----                       ----

/s/ Thomas E. Faust Jr.          President, Principal Executive     July 1, 2003
-----------------------------              Officer
Thomas E. Faust Jr.


/s/ James L. O'Connor             Treasurer and Principal           July 1, 2003
-----------------------------     Financial and Accounting
James L. O'Connor                          Officer


/s/ Jessica M. Bibliowicz                 Trustee                   July 1, 2003
-----------------------------
Jessica M. Bibliowicz


/s/ James B. Hawkes                       Trustee                   July 1, 2003
-----------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III                  Trustee                   July 1, 2003
-----------------------------
Samuel L. Hayes, III


/s/ William H. Park                       Trustee                   July 1, 2003
-----------------------------
William H. Park


/s/ Ronald A. Pearlman                    Trustee                   July 1, 2003
-----------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer                      Trustee                   July 1, 2003
-----------------------------
Norton H. Reamer


/s/ Lynn A. Stout                         Trustee                   July 1, 2003
-----------------------------
Lynn A. Stout